UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2023

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 25, 2023, the Board of Directors (the “Board”) of Wells Fargo & Company (the “Company”) approved the amendment and restatement of the Company’s Code of Ethics and Business Conduct, to be effective April 28, 2023, including a change in the name to the Code of Conduct (as amended and restated, the “Code”). The Code applies to all employees of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer, and principal accounting officer. Additionally, as set forth therein, certain provisions of the Code apply to directors of the Company and its subsidiaries.

The Code reflects the Company’s commitment to the highest standards of honesty, transparency, and acting with integrity. The Code contains principles, guidance, and employee responsibilities under the Code, including (a) the alignment of the Code with the Company’s expectations that guide employee conduct and decision-making, (b) the Company’s focus on fair and honest business dealings, (c) the Company’s non-retaliation policy and guidance on escalating to appropriate reporting channels, (d) compliance obligations under the laws and regulations within jurisdictions where the Company conducts business, and (e) the responsibilities of employees to identify, avoid or manage actual, potential or perceived conflicts of interest.

A copy of the Code will be posted on the Leadership and Governance page of the Company’s website at www.wellsfargo.com/about/corporate/governance.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 25, 2023. At the meeting, shareholders elected the 13 director nominees nominated by the Board as each director nominee received a greater number of votes cast “for” his or her election than votes cast “against” his or her election, as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Proxy Statement; voted, on an advisory basis, to have future votes on named executives’ compensation every year; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023. A majority of shares present also voted in favor of shareholder proposals requesting the Company adopt a simple majority vote and publish an annual report on prevention of workplace harassment and discrimination. The other five shareholder proposals presented at the meeting described below did not receive majority support. The final voting results for each item presented at the meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven D. Black	2,697,825,515	92.70%	212,601,589	16,788,287	349,412,800
Mark A. Chancy	2,843,135,462	97.70%	67,014,632	17,065,297	349,412,800
Celeste A. Clark	2,801,298,452	96.20%	110,651,961	15,264,978	349,412,800
Theodore F. Craver, Jr.	2,826,780,375	97.14%	83,271,471	17,163,546	349,412,800
Richard K. Davis	2,857,392,824	98.19%	52,813,906	17,008,661	349,412,800
Wayne M. Hewett	2,682,396,938	92.17%	227,872,474	16,945,979	349,412,800
CeCelia (“CeCe”) G. Morken	2,837,934,315	97.49%	73,213,616	16,067,460	349,412,800
Maria R. Morris	2,829,183,759	97.16%	82,608,747	15,422,885	349,412,800
Felicia F. Norwood	2,836,074,370	97.41%	75,362,401	15,778,620	349,412,800
Richard B. Payne, Jr.	2,826,858,215	97.14%	83,245,718	17,111,458	349,412,800
Ronald L. Sargent	2,791,796,084	95.94%	118,201,961	17,217,346	349,412,800
Charles W. Scharf	2,839,466,803	97.54%	71,736,049	16,012,539	349,412,800
Suzanne M. Vautrinot	2,814,544,235	96.67%	97,078,564	15,592,592	349,412,800

Advisory Resolution to Approve Executive Compensation (Say on Pay)

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,694,651,626	92.06%	212,420,469	20,143,296	349,412,800
Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation (Say on Frequency)

EVERY YEAR	%[2]	EVERY 2 YEARS	EVERY 3 YEARS	ABSTENTIONS	BROKER NON-VOTES
2,864,227,865	97.85%	10,016,323	42,526,020	10,445,184	349,412,800
In accordance with the Board’s recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executives.
Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2023

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,079,955,440	94.00%	184,922,050	11,750,700	—
Shareholder Proposal – Adopt Simple Majority Vote

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,463,638,799	50.00%	1,445,330,742	18,245,850	349,412,800
_________________________________
1 Votes cast for the proposal as a percentage of total votes cast for and against.
2 Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

Shareholder Proposal – Report on Congruency of Political Spending

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
826,936,722	28.25%	2,072,243,068	28,035,601	349,412,800
Shareholder Proposal – Climate Lobbying Report

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
937,616,378	32.03%	1,961,705,583	27,893,430	349,412,800
Shareholder Proposal – Climate Transition Report

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
901,414,723	30.79%	1,997,595,188	28,205,480	349,412,800
Shareholder Proposal – Fossil Fuel Lending Policy

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
248,827,799	8.50%	2,629,078,280	49,309,312	349,412,800
Shareholder Proposal – Annual Report on Prevention of Workplace Harrassment and Discrimination

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,530,134,599	52.27%	1,250,639,775	146,441,018	349,412,800
Shareholder Proposal – Policy on Freedom of Association and Collective Bargaining

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
997,300,155	34.07%	1,800,697,211	129,218,026	349,412,800

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 26, 2023	WELLS FARGO & COMPANY

		By:	/s/ TANGELA S. RICHTER
Tangela S. Richter
Executive Vice President, Deputy General Counsel and Secretary